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Exhibit 23.2

INDEPENDENT AUDITORS' CONSENT

        We consent to the incorporation by reference in this Registration Statement of First Regional Bancorp on Form S-3 of our report dated March 5, 2004, appearing in the Annual Report on Form 10-K of First Regional Bancorp for the year ended December 31, 2003 and to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.

/s/ DELOITTE & TOUCHE LLP
Los Angeles, California April 14, 2004

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  Exhibit 23.2
INDEPENDENT AUDITORS' CONSENT